SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (Rule 14C-101)

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check the appropriate box:


[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[X]  Definitive Information Statement

                              Log On America, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
     (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

(5)  Total fee paid:

[ ]  Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                              LOG ON AMERICA, INC.
                                 3 Regency Plaza
                         Providence, Rhode Island 02903


                                                               December 2, 1999


Dear Stockholder

     On November 17, 1999, two resolutions were adopted by consent of the majority shareholders of Log On America, Inc. (the "Company"), acting pursuant to Section 228 of the General Corporation Law of the State of Delaware. Pursuant to the first resolution the Company will file an amendment to its Certificate of Incorporation which will (i) increase the number of authorized shares of Common Stock, $.01 par value, from 20,000,000 to 125,000,000 shares; and (ii) authorize up to 15,000,000 shares of a new class of undesignated Preferred Stock ("Blank Check Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock. Pursuant to the second resolution the number of shares issuable under the Corporation's 1999 Employee Stock Option Plan has been increased from 1,000,000 to 2,500,000 shares.

         The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding Common Stock of the Company. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before the date which is 21 days after this Information Statement was first sent to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority shareholders of the Company.


         The Information Statement is first being mailed to stockholders of the Company on or about December 2, 1999. Only stockholders of record at the close of business on November 29, 1999 will be entitled to receive the Information Statement.


                                         By Order of the Board of Directors

                                         s/ Raymond Paolo
                                         ----------------
                                         Raymond Paolo, Secretary

December 2, 1999


                              LOG ON AMERICA, INC.
                                 3 Regency Plaza
                         Providence, Rhode Island 02903

                              INFORMATION STATEMENT

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                       ARE REQUESTED NOT TO SEND US A PROXY

         We are sending you this Information Statement to inform you of the adoption of various resolutions on November 17, 1999 by consent of the majority shareholders of the Company acting pursuant to Section 228 of the General Corporation Law of the State of Delaware. Pursuant to such resolutions, Log On America, Inc. (the "Company") will, file an amendment to its Certificate of Incorporation which will (a) increase the number of authorized shares of Common Stock $.01 par value per share, to 125,000,000 shares; and (b) authorize up to 15 million shares of a new class of undesignated Preferred Stock ("Blank Check Preferred Stock"), which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock. In addition, a second resolution adopted by consent of the majority shareholders of the Company increases the number of shares which may be issued under the Company's 1999 Stock Option Plan from 1,000,000 to 2,500,000 shares. The amendment to our Certificate of Incorporation will become effective upon filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State which filing will be accomplished 21 calendar days after the date of mailing of this Information Statement. The increase in the number of shares which may be issued pursuant to the 1999 Stock Option Plan will also become effective 21 calendar days after the date of mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from shareholders.

A.       INCREASE IN AUTHORIZED COMMON STOCK

         The Company's current Certificate of Incorporation provides for an authorized capitalization consisting of 20,000,000 shares of Common Stock, $.01 par value per share. As of November 17, 1999 there were (i) 7,747,383 shares of Common Stock outstanding; (ii) 1,234,200 shares of Common Stock reserved for issuance pursuant to the Company's 1999 Stock Option Plan; and (iii) 1,365,000 shares of Common Stock reserved for issuance pursuant to outstanding warrants. The amendment to the Certificate of Incorporation will increase the authorized shares of Common Stock by 105,000,000 to 125,000,000 shares.

         The additional authorized shares of Common Stock will be available for possible stock dividends, future financings, and acquisitions, employee benefit programs and other corporate purposes. The increase in the authorized number of shares of Common Stock is expected to provide the Company greater flexibility and enable it to take advantage of favorable opportunities in which the issuance of Common Stock might be appropriate without the expense and delay of a special stockholders meeting.

         On November 8, 1999, the Company engaged Credit Suisse First Boston Corporation to act as its exclusive placement agent and financial advisor in connection with the financial structuring and private placement by the Company of various securities of the Company including Common Stock and Convertible Preferred Stock. Although the Company has been engaged in discussions with respect to the sale of its securities, presently no agreement has been reached concerning the sale or issuance of Common Stock or Preferred Stock of the Company.

         The increased number of authorized shares of Common Stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of stockholders of the Company will be required, except as provided under Delaware law or under the rules of any national securities exchange or market on which shares of Common Stock of the Company are at the time listed.

         The increase in the authorized Common Stock may facilitate certain anti-takeover devices that may be advantageous to management if management attempts to prevent or delay a change of control. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving the Company. By use of anti-takeover devices, the Board may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of the Common Stock. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

B.       BLANK CHECK PREFERRED STOCK

         The resolution to amend the Certificate of Incorporation authorizes 15,000,000 shares of Blank Check Preferred Stock which will permit the Board of Directors to authorize and issue Preferred Stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights and special rights and qualifications of any such series. Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

         It is not possible to state the effects of the amendment upon the rights of the holders of Common Stock until the Board determines the respective rights of the holders of one or more series of Preferred Stock. The effects of such issuance could include, however, (i) reductions of the amount otherwise available for payment of dividends on Common Stock; (ii) restrictions on dividends on Common Stock; (iii) dilution of the voting power of Common Stock; and (iv) restrictions on the rights of holders of Common Stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of Preferred Stock.

         The amendment will give the Company increased financial flexibility as it will allow shares of Preferred Stock to be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purpose could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties.

         Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the company. The ability of the Board to issue such additional shares of Preferred Stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

C. INCREASE IN THE NUMBER OF AUTHORIZED SHARES ISSUABLE PURSUANT TO THE COMPANY'S 1999 STOCK OPTION PLAN

         On November 17, 1999, holders of a majority of shares entitled to vote consented to a resolution pursuant to Section 228 of the General Corporation Law of the State of Delaware to increase the authorized number of shares of Common Stock issuable pursuant to the Company's 1999 Stock Option Plan ('Plan') from 1,000,000 shares to 2,500,000 shares.

         The increase of the number of authorized shares of Common Stock which are issuable under the Plan will advance the interests of the Company by strengthening its ability to attract and retain in its employ people of desired training, experience and ability, and to furnish additional incentives to its eligible employees upon whose judgment, initiative and efforts the Company is largely dependent for the successful conduct of its operations.

                                    EXHIBITS

EXHIBIT I                Resolutions adopted by consent of majority shareholders

EXHIBIT II Notice to Stockholders Pursuant to Section 228(d) of the General Corporation Law of Delaware

EXHIBIT III              Amendment to Certificate of Incorporation

                               RESOLUTIONS ADOPTED
                                  BY CONSENT OF
                              MAJORITY STOCKHOLDERS
                                       OF
                               LOG ON AMERICA INC.

     Pursuant to Section 228 of the General Corporation Law of the State of Delaware, the below listed consenting stockholders as majority stockholders of Log On America Inc., a Delaware corporation (the "Corporation"), hereby consent to the adoption of the following resolutions with the same force and effect as if adopted by a vote at a duly convened meeting of the stockholders of the
Corporation:

     RESOLVED, that the Corporation's Certificate of Incorporation be amended by amending Paragraph FOURTH thereof to read in its entirety as follows:

     FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred and forty million (140,000,000)
     which shall consist of (i) one hundred twenty-five million (125,000,000) shares of common stock, $.01 par value per share (the "Common Stock"), and
     (ii) fifteen million (15,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock").

                                     PART A

                                  COMMON STOCK

     (i) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

     (ii) Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and
     (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

     (iii) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

                                     PART B

                                 PREFERRED STOCK

     Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

     Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

     (a) the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

     (b) the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

     (c) the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

     (d) the terms and provisions governing the operation of retirement or sinking funds, if any;

     (e) the voting power of such series, whether full, limited or none;

     (f) the rights of holders of shares of such series upon the liquidation, dissolution or winding up of, or upon distribution of the assets of, the Corporation;

     (g) the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

     (h) any other preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series.

         The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

     RESOLVED, that the filing by the Corporation of a Certificate of Amendment to the Corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the amendments referred to in the foregoing resolution is hereby authorized and approved provided such filing shall not be made until 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

     RESOLVED, that the number of shares of Common Stock reserved for issuance under the Corporation's 1999 Stock Option Plan shall be increased from 1,000,000 shares to 2,500,000 shares. This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

Dated: November 17, 1999

The undersigned shareholders, being
the beneficial owners of a majority
of the outstanding shares of Common
Stock of the  Corporation,  consent
to  the   adoption   of  the  above
resolutions:

s/David Paolo                                s/Donald J.Schattle
----------------------------------------     -----------------------------------
David Paolo                                  Donald J. Schattle

s/Marilyn Henderson                          s/Fred Stolle
----------------------------------------     -----------------------------------
Marilyn Henderson                            Fred Stolle

s/Deborah L. Peacock                         s/Raymond Paolo
----------------------------------------     -----------------------------------
Deborah L. Peacock                           Raymond Paolo

s/Gary Seekins                               s/Philip Freed
----------------------------------------     -----------------------------------
Gary Seekins                                 Philip Freed

s/Steven Gilbert
----------------------------------------
Steven Gilbert

                              LOG ON AMERICA, INC.

                       NOTICE TO STOCKHOLDERS PURSUANT TO
                  SECTION 228(d) OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

         NOTICE IS HEREBY GIVEN that on November 17,  1999,  acting  pursuant to
Section 228 of the General Corporation Law of the State of Delaware the below listed consenting stockholders as majority stockholders of Log On America Inc., a Delaware corporation (the "Corporation"), hereby consent to the adoption of the following resolutions with the same force and effect as if adopted by a vote at a duly convened meeting of the stockholders of the Corporation:

         RESOLVED, that the Corporation's Certificate of Incorporation be amended by amending Paragraph FOURTH thereof to read in its entirety as follows:

         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred forty million (140,000,000) which shall consist of (i) one hundred twenty-five million (125,000,000) shares of common stock, $.01 par value per share (the "Common Stock"), and (ii) fifteen million (15,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock").

                                     PART A
                                  COMMON STOCK

         (i) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

         (ii) Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

         (iii) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

                                     PART B
                                 PREFERRED STOCK

                  Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

                  Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

                  (a) the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

                  (b) the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

                  (c) the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

                  (d) the terms and provisions governing the operation of retirement or sinking funds, if any;

                  (e) the voting power of such series, whether full, limited or none;

                  (f) the rights of holders  of shares of such  series  upon the
                  liquidation,   dissolution   or   winding   up  of,   or  upon
                  distribution of the assets of, the Corporation;

                  (g) the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

                  (h)  any  other   preferences  and  relative,   participating,
                  optional or other special rights, qualifications, limitations or restrictions of such series.

                  The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

         RESOLVED, that the filing by the Corporation of a Certificate of Amendment to the Corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the amendments referred to in the foregoing resolution is hereby authorized and approved provided such filing shall not be made until 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

         RESOLVED, that the number of shares of Common Stock reserved for issuance under the Corporation's 1999 Stock Option Plan shall be increased from 1,000,000 shares to 2,500,000 shares. This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

Dated: November 17, 1999

                                                   LOG ON AMERICA INC.

                                                   By: /s/ David Paolo
                                                       ---------------
                                                       David Paolo
                                                       Chief Executive Officer

The undersigned shareholders, being
the beneficial owners of a majority
of the outstanding shares of Common
Stock of the  Corporation,  consent
to  the   adoption   of  the  above
resolutions:

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              LOG ON AMERICA, INC.

     LOG ON AMERICA, INC. (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware, does hereby certify:

     1. The name of the corporation is LOG ON AMERICA, INC.

     2. The certificate of incorporation of the corporation is hereby amended by striking out Article Fourth thereof and by substituting in lieu of said Article the following new Article:

         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred and forty million (140,000,000) which shall consist of (i) one hundred twenty-five million (125,000,000) shares of common stock, $.01 par value per share (the "Common Stock"), and (ii) fifteen million (15,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock").

                                     PART A
                                  COMMON STOCK

         (i) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

         (ii) Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

         (iii) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of

         Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

                                     PART B
                                 PREFERRED STOCK

                  Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

                  Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

                  (a) the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

                  (b) the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

                  (c) the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

                  (d) the terms and provisions governing the operation of retirement or sinking funds, if any;

                  (e) the voting power of such series, whether full, limited or none;

                  (f) the rights of holders  of shares of such  series  upon the
                  liquidation,   dissolution   or   winding   up  of,   or  upon
                  distribution of the assets of, the Corporation;

                  (g) the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices
                  or rates for such conversions or exchanges, and any adjustments thereto; and

                  (h)  any  other   preferences  and  relative,   participating,
                  optional or other special rights, qualifications, limitations or restrictions of such series.

                  The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

     3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Executed on this       day of December, 1999.



                                           ------------------------------------
                                           David Paolo, President

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